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                                                                   Exhibit 10.57

                        APPOINTMENT OF SUCCESSOR TRUSTEE
                      ACCEPTANCE OF APPOINTMENT AS TRUSTEE

     GZA GEOENVIRONMENTAL, INC., being the holder of sixty six and two thirds percent (66 2/3%) of the outstanding beneficial interests of the GZA Investment Associates Trust ("the Trust") pursuant to Declaration of Trust dated November 21, 1984, recorded in the Plymouth County Registry of Deeds at book 5887, Page 95, and amended by Amendment dated June 25, 1996, hereby appoints RICHARD M. SIMON as successor Trustee to Donald T. Goldberg who resigned as Trustee by document of resignation effective as of the date hereof.

     RICHARD M. SIMON hereby accepts appointment as successor Trustee in accordance with the provision of the Trust.

     Executed as a sealed instrument this 25th day of June, 1996.

GZA GEOENVIRONMENTAL, INC.



By: /s/                                  /s/
   -------------------------------      ----------------------------------------
   President/Vice President             Richard M. Simon
   Leonard M. Seale, President


By: /s/
   -------------------------------
   Treasurer/Assistant Treasurer
   Joseph P. Hehir, Treasurer


                         COMMONWEALTH OF MASSACHUSETTS

Middlesex,  ss.   June 25, 1996

     Then personally appeared the above-named RICHARD M. SIMON and acknowledged the foregoing instrument to be his free act and deed, before me,


                               /s/
                              -----------------------------
                              Notary Public
                              My Commission expires:




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                         COMMONWEALTH OF MASSACHUSETTS

Middlesex,  ss.   June 25, 1996

     Then personally appeared the above-named Leonard M. Seale, personally known to me, who being by me duly sworn, did say he/she is President of GZA GEOENVIRONMENTAL, INC. and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of GZA GEOENVIRONMENTAL, INC., before me,

                               /s/
                              -----------------------------
                              Notary Public
                              My Commission expires:

                         COMMONWEALTH OF MASSACHUSETTS

Middlesex,  ss.   June 25, 1996

     Then personally appeared the above-named Joseph P. Hehir, personally known to me, who being by me duly sworn, did say he/she is Treasurer of GZA GEOENVIRONMENTAL, INC. and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of GZA GEOENVIRONMENTAL, INC., before me,


                               /s/
                              -----------------------------
                              Notary Public
                              My Commission expires:



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